                               STEPSTONE FUNDS
                        INTERMEDIATE - TERM BOND FUND
                          GOVERNMENT SECURITIES FUND

                     SUPPLEMENT DATED JANUARY 4, 1996 TO
                         INVESTMENT CLASS PROSPECTUS
                              DATED JUNE 1, 1995



THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective as of February 15, 1996, the sales charge normally imposed on purchases of the Intermediate - Term Bond and Government Securities Funds' Investment Class Shares in the amount of $1,000,000 or more is waived. Such purchases shall be subject to a 1.00% contingent deferred sales charge payable to the Distributor, however, if such shares are redeemed prior to one year from the date of purchase. Therefore, the sales charge table in the section entitled "PURCHASE AND REDEMPTION OF SHARES" found on page 10 of the Prospectus is replaced with the following:





                                                       SALES
                                                     CHARGE AS             COMMISSION
                               SALES                APPROPRIATE                AS
                               CHARGE               PERCENTAGE             PERCENTAGE
                          AS A PERCENTAGE             OF NET               OF OFFERING
AMOUNT OF PURCHASE       OF OFFERING PRICE        AMOUNT INVESTED            PRICE
----------------------------------------------------------------------------------------------
$        0-24,999.......        3.00%                  3.09%                     2.70%

$   25,000-$49,999......        2.50%                  2.56%                     2.25%

$   50,000-$ 99,999.....        2.00%                  2.04%                     1.80%

$  100,000-$249,999.....        1.50%                  1.52%                     1.35%

$  250,000-$999,999.....        1.00%                  1.01%                     0.90%

$1,000,000-and Over.....        0.00%*                 0.00%                     0.00%

* A contingent deferred sales charge will be charged if such Investment Class shares are redeemed prior to one year from date of purchase.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                STEPSTONE FUNDS

                            A Family of Mutual Funds

STEPSTONE FUNDS (the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus relates to the Trust's:

                         -- INTERMEDIATE-TERM BOND FUND
                         -- GOVERNMENT SECURITIES FUND

                                INVESTMENT CLASS

The Trust's Investment Class Shares are offered to individual and institutional investors, including accounts for which UNION BANK and THE BANK OF TOKYO TRUST COMPANY, their affiliates and correspondents act in an agency or custodial capacity.


This Prospectus sets forth concisely the information about the Trust and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-(800) 862-6243. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK, THE BANK OF TOKYO TRUST COMPANY OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISKS INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.



JUNE 1, 1995

INVESTMENT CLASS

 2

                                    SUMMARY


STEPSTONE FUNDS (the "Trust") is a diversified open-end investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Government Securities Fund, Intermediate-Term Bond Fund Investment Class (each a "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.



WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? THE INTERMEDIATE-TERM BOND FUND seeks to provide total return. THE GOVERNMENT SECURITIES FUND seeks to achieve total return consistent with the preservation of capital by investing in a diversified portfolio of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "Investment Objectives."



WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? THE INTERMEDIATE-TERM BOND FUND will invest primarily in debt instruments. THE GOVERNMENT SECURITIES FUND will invest primarily in debt obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities including mortgage-backed securities issued by U.S. government agencies. See "Investment Policies."


WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. See, "Risk Factors."


ARE MY INVESTMENTS INSURED? Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of the security or yield or value of shares of that Fund. The Trust's shares are not federally insured by the FDIC or any other government agency.


WHO IS THE ADVISOR? Union Capital Advisors, a division of Union Bank serves as the Advisor of the Trust. See "The Advisor."

WHO IS THE SUBADVISOR? The Bank of Tokyo Trust Company serves as the SubAdvisor of the Government Securities Fund. See "The SubAdvisor."

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the Administrator of the Trust. See "The Administrator."


WHO IS THE SHAREHOLDER SERVICING AGENT? SEI Financial Management Corporation serves as transfer agent, dividend disbursing agent, and shareholder servicing agent for the Trust. See "Shareholder Servicing Agent."


WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as Distributor of the Trust's shares. See "The Distributor."

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment in the Fund's Investment Class is $2,000 ($1,000 for IRAs). A purchase order will be effective if the Distributor receives an order prior to 1:00 P.M. Pacific time. Payment of the purchase price is due no later than five Business Days after a purchase order is executed. Purchase orders for shares will be executed at a per share price equal to the asset value next determined after the purchase order is effective plus any applicable sales charge. Redemption orders must be placed prior to 1:00 P.M. Pacific time on any Business Day for the order to be effective that day. See "Purchase and Redemption of Shares."

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of each Fund is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

 3

SHAREHOLDER TRANSACTION EXPENSES                                                  INVESTMENT CLASS
(As a percentage of offering price)
--------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..............................................  3.00%


ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
------------------------------------------------------------------------------------------------------
                                                                                            GOVERNMENT
                                                                     INTERMEDIATE-TERM      SECURITIES
                                                                         BOND FUND             FUND
Advisory Fees....................................................           .50%                .50%
12b-1 Fees (After Fee Waivers)(1)................................           .00%                .00%
Other Expenses...................................................           .20%                .25%
-------------------------------------------------------------------------------------------------------
Total Operating Expenses (After Fee Waivers)(2)..................           .70%                .75%
=======================================================================================================



(1) The Investment Class Plan provides that the Investment Class shares will bear the costs of distribution expenses and, in addition, the Trust may pay the Distributor a fee of up to .40% of the Investment Class shares' average daily net assets, of which a maximum of .25% may be used to compensate broker/dealers and service providers. See "The Distributor" for further information. The Distributor has agreed to waive any fees payable pursuant to the Plan other than .25% for shareholder services provided by the Distributor and other intermediaries and will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time in its sole discretion.


(2) "Total Operating Expenses" for the Intermediate-Term Bond Fund have been restated to reflect current expenses, and the above mentioned fee waivers. Absent fee waivers, "Total Operating Expenses" would be 1.15% for the Government Securities Fund and 1.10% for the Intermediate-Term Bond Fund.



EXAMPLE:



------------------------------------------------------------------------------------------------------------
                                                                     1 YR.     3 YRS.     5 YRS.     10 YRS.
------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
  investment assuming (1) imposition of maximum sales charge; (2)
  5% annual return and (3) redemption at the end of each
  time period
Intermediate-Term Bond Fund......................................     $37       $52        $68       $114
Government Securities Fund.......................................     $37       $53        $70       $120
============================================================================================================


THE EXAMPLE IS BASED UPON THE TOTAL OPERATING EXPENSES OF A FUND AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Investment Class shares. The Trust also offers Institutional Class Shares of the Funds which are subject to the same expenses, except there are no sales charges or distribution costs.

Additional information may be found under "The Administrator," "The Advisor" and "The SubAdvisor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Purchase and Redemption of Shares."

Long-term Shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules of the National Association of Securities Dealers ("NASD").

 4

FINANCIAL HIGHLIGHTS


The following information has been audited by Arthur Andersen LLP, the Trust's independent accountants, as indicated in their report dated March 15, 1995 on the Trust's financial statements as of January 31, 1995 included in the Trust's Statement of Additional Information under "Financial Information." This table should be read in conjunction with the Trust's financial statements and notes thereto. Additional information is set forth in the 1995 Annual Report to Shareholders and is available without charge by calling 1-(800) 862-6243.



FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                     INVESTMENT ACTIVITIES
                           NET     --------------------------     DISTRIBUTIONS        NET                 NET
                          ASSET                 NET REALIZED   -------------------    ASSET              ASSETS,    RATIO OF
                         VALUE,       NET      AND UNREALIZED     NET                VALUE,              END OF     EXPENSES
                        BEGINNING  INVESTMENT   GAIN (LOSS)    INVESTMENT  CAPITAL   END OF    TOTAL     PERIOD   TO AVERAGE
                        OF PERIOD    INCOME    ON INVESTMENTS    INCOME     GAINS    PERIOD   RETURN     (000)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
---------------------------
INTERMEDIATE-TERM BOND FUND
---------------------------
 INVESTMENT CLASS (**)
 FOR THE YEARS ENDED
 JANUARY 31,:
 1995                     10.72        .589        (1.034)       (0.590)    (0.015)    9.67    (4.11)%     6,645       0.71%
 1994                     10.57       0.615         0.335        (0.595)    (0.205)   10.72     9.23%      9,308       0.69%
 1993 (1)                 10.49       0.609         0.450        (0.636)    (0.343)   10.57    10.59%*     2,897       0.65%*

                          RATIO OF                       RATIO OF
                          EXPENSES       RATIO OF       INCOME TO
                         TO AVERAGE   NET INVESTMENT     AVERAGE
                         NET ASSETS       INCOME        NET ASSETS    PORTFOLIO
                          EXCLUDING     TO AVERAGE      EXCLUDING     TURNOVER
                         FEE WAIVERS    NET ASSETS     FEE WAIVERS      RATE
-------------------------------------------------------------------------------
---------------------------
INTERMEDIATE-TERM BOND FUND
---------------------------
 INVESTMENT CLASS (**)
 FOR THE YEARS ENDED
 JANUARY 31,:
 1995                        1.11%         5.87%           5.47%          95%
 1994                        1.09%         5.51%           5.11%          72%
 1993 (1)                    1.05%*        6.01%*          5.61%*         88%


    *  Annualized.


   **  Total Return does not reflect the sales charge.


  (1)  Commenced operations on February 3, 1992.

[/R]

 5

THE TRUST


STEPSTONE FUNDS (formerly Union Investors Funds) (the "Trust") is a diversified open-end management investment company that offers units of beneficial interest ("shares") in fourteen separate investment funds. Shareholders may purchase shares in a fund through two separate classes of shares (Institutional Class and Investment Class) which provide for variations in distribution costs, voting rights and dividends. Except for these differences between Institutional Class and Investment Class shares, each share of each fund represents an equal proportionate interest in that fund. This Prospectus relates to the Investment Class shares of the Trust's Government Securities and Intermediate-Term Bond Funds (each a "Fund"). Information regarding the Trust's other funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.


INVESTMENT OBJECTIVES


THE INTERMEDIATE-TERM BOND FUND seeks to provide total return.


THE GOVERNMENT SECURITIES FUND seeks to achieve total return consistent with the preservation of capital by investing in a diversified portfolio of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

There is no assurance that a Fund's investment objective will be met.

INVESTMENT POLICIES

INTERMEDIATE-TERM BOND FUND


At least 65% of the Intermediate-Term Bond Fund's assets will be invested in debt instruments. Such debt instruments shall include corporate bonds and debentures rated AAA, AA, A, or BBB by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A, or Baa by Moody's Investors Service ("Moody's") or be of comparable quality at the time of purchase as determined by the Advisor; Yankee Bonds and Eurodollars, obligations issued by the U.S. Government and its agencies and instrumentalities (such as GNMA); mortgage-backed securities, including privately issued mortgage-backed securities; readily-marketable asset-backed securities; and securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. The remainder of the Fund's assets may be invested in money market instruments consisting of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, receipts, including TR's, TIGR's and CATS, money market funds, repurchase agreements, certificates of deposit, time deposits, bank master notes and bankers' acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, commercial paper rated at least A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investor Services ("Moody's"), and it also may hold a portion of its assets in cash. The dollar-weighted average portfolio maturity of the Fund will be from three to ten years.


GOVERNMENT SECURITIES FUND


Under normal market conditions, the Government Securities Fund will invest at least 80% of its assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") and repurchase agreements backed by such securities. With respect to the remaining 20% of its assets, the Fund may also invest in corporate or government bonds that carry a rating of Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation, or that are deemed by the SubAdvisor to be of comparable quality; Yankee Bonds, including sovereign, supranational and Canadian bonds; shares of other investment companies with similar investment objectives; commercial paper;

 6


receipts, including TR's, TIGR's and CATS; money market funds; certificates of deposit and time deposits; privately issued mortgage-backed and other readily-marketable asset-backed securities.



The Fund may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over-the-counter, as long as the underlying security, or securities represented by an index, are permitted investments of the Fund. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.



The SubAdvisor will seek to enhance the yield of the Fund by taking advantage of yield disparities or other factors that occur in the government securities and money markets. The Fund may dispose of any security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance its yield consistent with the SubAdvisor's judgment as to a desirable maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. The Fund will seek to achieve capital gains by taking advantage of price appreciation caused by interest rate and credit quality changes.



The portfolio turnover rate for the Government Securities Fund for the fiscal year ended January 31, 1995 was 184%. This rate of portfolio turnover may result in higher brokerage execution costs and higher levels of capital gains.


GENERAL INVESTMENT POLICIES


Mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") purchased by the Funds will be issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities or, if issued by private issuers, rated in one of the two highest rating categories by a nationally recognized rating agency. The principal governmental issuer or guarantors of mortgage-backed securities are GNMA, FNMA, and FHLMC. Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Funds may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.



Mortgage-backed securities that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities, including securities nominally issued by a government entity (such as the Resolution Trust Corporation), are not obligations of a governmental entity and thus may bear a risk of nonpayment. The timely payment of principal and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancement will support fully the payment of principal and interest on such obligations.


Certain of the obligations in which the Fund may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.


For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments consisting of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, receipts including TR's, TIGR's and CATS; money market funds, certificates of deposit, time deposits, bank master notes and bankers' acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, commercial paper rated at least A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investor Services ("Moody's"), and it also may hold a portion of its assets in cash. A Fund will not

 7


meet its investment objective to the extent that more than a substantial portion of its assets are invested in money market securities.


In the event that a security owned by a Fund is downgraded below the stated ratings categories, the Advisor will review and take appropriate action with regard to the security.

Each Fund will restrict its investment in illiquid securities to 15% of its net assets.

Each Fund may engage in securities lending and will limit such practice to 33 1/3% of total assets.

Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (Rule 144A Securities).

Each Fund may purchase securities on a forward commitment or when-issued basis where such purchases are for investment and not for leveraging purposes; however, the Fund may sell these securities before the settlement date if it is deemed advisable. No additional forward commitments will be made if more than 20% of a Fund's net assets would be so committed.


For further information about the permitted investments see "Description of Permitted Investments."


RISK FACTORS


Each Fund's shares will fluctuate in value with the value of the underlying securities in its portfolio. Changes in the value of a Fund's portfolio securities will not affect cash received from ownership of such securities but will affect the Fund's net asset value.


Each of the Fund's portfolios may hold dollar denominated securities of foreign issuers which may bear greater investment risks than those of U.S. domestic issuers. Such risks include political and economic instability, expropriation of foreign deposits and other restrictions which may adversely affect the payment of principal and interest on such securities. See "Description of Permitted Investments."


Securities rated BBB by S&P or Fitch or Baa by Moody's are deemed by these rating services to have some speculative characteristics and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.



INVESTMENT LIMITATIONS


Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or, with respect to the Government Securities Fund, more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of a Fund's assets.


2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements involving such securities, and provided further, that utilities as a group will not be considered to be one industry, and wholly-owned subsidiaries organized to finance the operations of their parent companies will be considered to be in the same industries as their parent companies.


3. Make loans except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objectives and policies, (b) enter into repurchase agreements, and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Income.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment

 8

limitations are set forth in the Statement of Additional Information.

FUNDAMENTAL POLICIES

The investment objective and the investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

THE ADVISOR


The Trust and Union Capitol Advisors (the "Advisor"), a division of Union Bank, have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Intermediate-Term Bond Fund and continuously reviews, supervises and administers each Fund's investment program. The Advisor discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust's shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, the Advisor or Union Bank and are not guaranteed by the FDIC or any other governmental agency.



The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .50% of the average daily net assets of the Government Securities and Intermediate-Term Bond Funds. The Advisor may from time to time waive all or a portion of its fee in order to limit the operating expenses of a Fund. Any such waiver is voluntary and may be terminated at any time in the Advisor's sole discretion.



For the fiscal year ended January 31, 1995, the Advisor was paid an advisory fee of .50% and .50% of the average daily net assets from the Intermediate-Term Bond and the Government Securities Fund, respectively.


Union Capitol Advisors, 445 S. Figueroa Street, Los Angeles, California 90071, operates as a separate division of Union Bank. In 1988, the former Union Bank was acquired by California First Bank, and the resulting bank changed its name to Union Bank. Each of the former banks or its predecessor bank had been in banking since the early 1900s and each historically has had significant investment functions within their Trust and Investment Divisions. Union Bank is a subsidiary of The Bank of Tokyo, Ltd., Tokyo.


James Atkinson has served as portfolio manager of the Intermediate-Term Bond Fund since 1991. Mr. Atkinson is a Vice President with the Advisor and has been with the Advisor since 1991. Mr. Atkinson was a portfolio manager with the Boston Company from 1988 to 1990.



At January 31, 1995, Union Capitol Advisors managed $4.7 billion in individual portfolios and collective funds. The Advisor's clients range from pension funds, national labor union plans and foundations to personal investments and trust portfolios.


The Glass-Steagall Act restricts the securities activities of banks such as Union Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

THE SUBADVISOR

The Advisor and The Bank of Tokyo Trust Company (the "SubAdvisor") have entered into an investment subadvisory agreement relating to the Government Securities Fund (the "Investment SubAdvisory Agreement"). Under the Investment SubAdvisory Agreement, the SubAdvisor makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

 9

The Trust's shares are not sponsored, endorsed or guaranteed by and do not constitute obligations or deposits of the SubAdvisor or The Bank of Tokyo, Ltd., Tokyo and are not guaranteed by the FDIC or any other governmental agency.


The SubAdvisor is entitled to a fee which is calculated daily and paid monthly out of the Advisor's fee at an annual rate of .20% of the average daily net assets of the Government Securities Fund. For the fiscal year ended January 31, 1995, the SubAdvisor received .20% of the average daily net assets of the Government Securities Fund.


The Bank of Tokyo Trust Company, 100 Broadway, New York, New York 10005, operates as a wholly-owned subsidiary of The Bank of Tokyo, Ltd., Tokyo. The Bank of Tokyo, Ltd., Tokyo was established in 1946 and The Bank of Tokyo Trust Company was established as a New York state chartered bank in 1955. The Bank of Tokyo Trust Company has provided trust services since 1955 and asset management services since 1965.


The SubAdvisor has not previously served as the investment advisor to mutual funds. However, the SubAdvisor serves as portfolio manager to bank common funds, employee benefit funds and personal trust accounts, managing assets in money market, equity and fixed income portfolios. At December 31, 1994, Bank of Tokyo Trust Company managed $1.2 billion in individual portfolios and collective funds.



Stephen W. Blocklin has served as portfolio manager of the Government Securities Fund since its inception. Mr. Blocklin has been a Vice President with the SubAdvisor since December, 1993. From September, 1988 to December, 1993, he served as a senior fixed income fund manager in the institutional investment management group at First Fidelity Bancorporation.


THE ADMINISTRATOR


SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with certain management services including all necessary office space, equipment, personnel, and facilities.



The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Trust up to $1 billion, .12% of the average daily net assets between $1 billion and $2 billion and .10% of the average daily net assets over $2 billion. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Investment Class shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.


THE SHAREHOLDER SERVICING AGENT


SEI Financial Management Corporation serves as the transfer agent, dividend disbursing agent, and shareholder servicing agent for the Trust. Compensation for these service is paid under the Administration Agreement.


THE DISTRIBUTOR


SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation (SEI), and the Trust are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of the Trust upon not more than 60 days written notice by either party, or upon assignment by the Distributor.



The Investment Class has a distribution plan (the "Investment Class Plan"). The Distribution Agreement and the Investment Class Plan adopted by the Investment Class Shareholders provide that the Investment Class shares of a Fund may bear the following distribution expenses: (1) the cost of

 10


prospectuses, reports to Shareholders, sales literature and other materials for potential investors; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of the Trust's shares including the Distributor's expenses for travel, communication, and compensation and benefits for sales personnel. In addition, the Trust pays the Distributor a fee of up to .40% of a Fund's Investment Class shares average daily net assets, of which a maximum of
 .25% may be used to compensate broker/dealers and service providers which provide administrative and/or distribution services to Investment Class Shareholders or their customers who beneficially own Investment Class shares. For the Funds' current year, the Distributor has agreed to waive any fees payable pursuant to the Plan, and the Distributor will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time at its sole discretion.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Funds may be made on days on which both the New York Stock Exchange and Federal Reserve Wire System are open for business ("Business Days"). The minimum initial investment in a Fund is $2,000 ($1,000 for IRAs); however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $1,000 ($500 for IRAs).

Purchase orders for shares will be executed at a per share price equal to the asset value next determined after the receipt of the purchase order by the Distributor plus any applicable sales charge. Payment of the purchase price is due no later than five business days after a purchase order is executed. The purchase price of shares of a Fund is the net asset value next determined after a purchase order is received and accepted by the Trust plus a sales charge. The net asset value per share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total outstanding shares of a Fund. Net asset value per share is determined daily as of 1:00 p.m. Pacific time, on any Business Day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or its Shareholders to accept such order.

Shares of the Funds are offered only to residents of states in which the shares are eligible for purchase.

The following table shows the regular sales charge on Investment Class shares to a "single purchaser" (described below) together with the dealer discount paid to dealers and the agency commission paid to brokers (collectively the "commission"):

                            SALES         SALES
                            CHARGE      CHARGE AS    COMMISSION
                             AS A      APPROPRIATE       AS
                          PERCENTAGE   PERCENTAGE    PERCENTAGE
                              OF         OF NET          OF
                           OFFERING      AMOUNT       OFFERING
  AMOUNT OF PURCHASE        PRICE       INVESTED       PRICE
---------------------------------------------------------------
       0 - $ 24,999....     3.00%        3.09%         2.70%
$ 25,000 - $ 49,999....     2.50%        2.56%         2.25%
$ 50,000 - $ 99,999....     2.00%        2.04%         1.80%
$100,000 - $249,999....     1.50%        1.52%         1.35%
$250,000 and over......     1.00%        1.01%         0.90%

The commissions shown in the table apply to sales through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown above. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Investment Class shares of the Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States. Under certain circumstances,

 11

commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

In calculating the sales charge rates applicable to current purchases of a Fund's shares, a "single purchaser" is entitled to cumulate current purchases with the net purchases of previously purchased shares of the Fund and other funds of Union Investors Funds (the "Eligible Funds") which are sold subject to a comparable sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

LETTER OF INTENT. By submitting a Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase shares of the Fund and the other Eligible Funds during a 13 month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefitting from the Letter, the Shareholder must notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the Transfer Agent that such purchases are applicable under the Letter.

OTHER CIRCUMSTANCES. No sales charge is imposed on Investment Class shares of the Fund: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor, for their own account or for retirement plans for their employees or sold to employees (and their spouses) of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of such employees' minor children); (iii) in aggregate purchases of $1 million or more by tax-exempt organizations enumerated in Section 501(c) of the Code, or employee benefit plans created under Sections 401, 403(b) or 457 of the Code;
(iv) sold to employees and families of the Advisor and its affiliates; (v) all fiduciary accounts of the Advisor and its affiliates; or (vi) purchased with proceeds from the recent redemption of shares of a mutual fund with similar investment objectives and policies for which a sales load was paid.

The waiver of the sales changes under clause (vi) applies only if the following conditions are met: the purchase must be made within 60 days of the redemption; the Distributor must be notified in writing by the investors, or his or her agent, at the time a purchase is made; and a copy of the investor's account statement showing such redemption must accompany such notice. The waiver policy with respect to the purchase of shares through the use of proceeds from a recent redemption above will not continue indefinitely and may be discontinued at any time without notice. Investors should contact the Distributor to confirm continued availability prior to initiating the procedures described in clause
(vi).

Shareholders who desire to redeem shares of a Fund must place their redemption orders prior to 1:00 P.M. Pacific time, on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of a

 12


Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received.


Neither the Trust's Transfer Agent nor the Trust will be responsible for any loss, liability, cost, or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes are genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone instructions if it does not employ these procedures. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

PURCHASES BY EXCHANGE

As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, shareholders of Investment Class shares of other Funds of the Trust that have similar sales charges may tender their shares for those Funds for exchange into the number of shares (including fractional shares) which have a value equal to the total net asset value of shares tendered divided by the net asset value of Investment Class shares of the Fund next determined after such order is received. Shares issued pursuant to this offer will not be subject to this sales charge described above or any other charge. The Fund may modify or terminate this exchange offer at any time.

PERFORMANCE

From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Fund may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any sales charge, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.


A Fund may periodically compare its performance to the performance of: other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.


The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical

 13

share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of Institutional Class shares will normally be higher than for Investment Class shares because the Institutional Class is generally not subject to distribution expenses generally charged to the Investment Class shares.


TAXES



The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.


TAX STATUS OF THE FUNDS:


Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies by the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) distributed to Shareholders.


TAX STATUS OF DISTRIBUTIONS:


A Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from the Fund's net investment income will be taxable to Shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits. Any net capital gains will be distributed at least annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. Corporate Shareholders should note that Fund distributions of net investment income and net capital gain will not qualify for the corporate dividends-received deduction. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.


Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on the last day of that month, if paid by the Fund any time during the following January.


With respect to investments in STRIPS, TR's, TIGR's and CATS, which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.



The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.



Income received on direct U.S. obligations is exempt from tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a Shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. A Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. Treasury

 14


obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular state.



A sale, exchange, or redemption of Fund shares is a taxable event to the Shareholder.


GENERAL INFORMATION

THE TRUST


The Trust was organized as a Massachusetts Business Trust under a Declaration of Trust dated October 16, 1990. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each fund. In addition to the Funds, the Trust consists of the following funds: Treasury Money Market Fund, Money Market Fund, California Tax Free Money Market Fund, Growth Equity Fund, Value Momentum Fund, Balanced Fund, California Tax Free Bond Fund, Blue Chip Growth Fund, Emerging Growth Fund, Limited Maturity Government Fund, Convertible Securities Fund and International Equity Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds.


The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under Federal and State securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses. Please refer to "Financial Highlights" in this prospectus for more information regarding the Trust's expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to that fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to the Administrator, SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania, 19087-1658.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends to Shareholders of record. Currently, capital gains of a Fund, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the Shareholder has elected to take such payment in cash. Shareholders may change

 15

their election by providing written notice to the Administrator at least 15 days prior to the distribution.

Dividends and distributions of the Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The dividends payable on the Investment Class shares will be less than the dividends payable on the Institutional Class shares because of the distribution expenses charged on Investment Class shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS


Morgan, Lewis & Bockius serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.


CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, PA 19101 (the "Custodian") acts as Custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS


The following is a description of the permitted investments for the Funds:


ASSET-BACKED SECURITIES (NON-MORTGAGE)--Each Fund may invest in asset-backed securities, which are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities.

The development of non-mortgage asset-backed securities is at an early stage compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for non-mortgage asset-backed securities is not as well developed as that for mortgage backed securities guaranteed by government agencies or instrumentalities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.


BANKERS' ACCEPTANCE--A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.


CERTIFICATE OF DEPOSIT--A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER--Unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

CORPORATE OR GOVERNMENT BONDS-- Interest-bearing or discounted corporate or government securities that obligates the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Bonds rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's

 16

Corporation are considered investment grade quality.


DERIVATIVES--Derivatives are securities whose value is derived from an underlying contract, index or security, or any combination thereof. This includes: futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.



FUTURES AND OPTIONS ON FUTURES--The Government Securities Fund may invest in futures and options on futures. Some futures strategies, including selling futures, buying puts and writing calls, reduce the Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.


Options and futures can be volatile instruments, and involve certain risks that if applied at an inappropriate time, could negatively impact the Fund's return.

MORTGAGE-BACKED SECURITIES--Each Fund may purchase Mortgage-Backed Securities which generally are issued or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgaged-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

Adjustable rate mortgage securities ("ARMs") are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annually) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

Collateralized mortgage obligations ("CMOs") are bonds generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal

 17

will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or are collateralized by privately issued fixed rate or adjustable rate mortgages.

Real Estate Mortgage Investment Conduits ("REMICs") are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Risks associated with mortgage-backed securities: While the U.S. government or the issuing agency or entity guarantees the timely payment of interest on and principal of the securities referred to in the preceding section, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. Changes in interest rates can lead to material changes in prepayment rates, which in turn can materially affect an instrument's value. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates.


REPURCHASE AGREEMENTS--Agreements by which a person obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value of at least equal to 102% of the repurchase price. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its rights to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. Repurchase agreements are considered loans under the Investment Company Act of 1940, as amended.



RULE 144A SECURITIES -- Each Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities that have not been registered under the Securities Act of 1933 but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Trust has established guidelines and procedures to be utilized to determine the liquidity of such securities.



SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR WHEN-ISSUED SECURITIES--Securities subject to settlement on a future date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes, real or anticipated, in market interest rates and the public's perception of the creditworthiness of the issuer, and will have the effect of leveraging the Fund's assets. The Fund will establish one or more segregated accounts with the Custodian, and the Fund will maintain liquid assets in such securities in an amount at least equal in value to the Fund's commitments to purchase when-issued securities.



SECURITIES LENDING--In order to generate income, each Fund may lend the securities in which it is invested, in order to generate additional income, pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies or any combination of cash and such securities as collateral equal to 100% of the market value at all

 18


times of the securities lent. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.



TIME DEPOSIT--A non-negotiable receipt issued by a U.S. or foreign bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.



U.S. GOVERNMENT AGENCY SECURITIES-- Certain Federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA).


U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").


RECEIPTS--Interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts includes "Treasury Receipts" ("TR's") "Treasury Investment Growth Receipts" ("TIGR's") and "Certificates of Accrual on Treasury Securities" ("CATS").



STRIPS, TR'S, TIGR'S and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying securities. See also "Taxes."



VARIABLE AND FLOATING RATE INSTRUMENTS--Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.


YANKEE BONDS--Dollar-denominated securities issued by foreign-domiciled issuers that obligates the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Most Yankee bond issues enjoy relatively high credit ratings. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and the European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.


SECURITIES OF FOREIGN ISSUERS--Each Fund may purchase U.S. dollar denominated securities of

 19


foreign issuers. There may be certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, including less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable U.S. securities. A Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to distributed to shareholders by a Fund.

TABLE OF CONTENTS
--------------------------------------------------------


Summary..........................................      2
Shareholder Transaction Expenses.................      3
The Trust........................................      5
Investment Objectives............................      5
Investment Policies..............................      5
Risk Factors.....................................      7
Investment Limitations...........................      7
Fundamental Policies.............................      8
The Advisor......................................      8
The SubAdvisor...................................      8
The Administrator................................      9
The Shareholder Servicing Agent..................      9
The Distributor..................................      9
Purchase and Redemption of Shares................     10
Purchases by Exchange............................     12
Performance......................................     12
Taxes............................................     13
General Information..............................     14
Description of Permitted Investments.............     15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

      INVESTMENT ADVISOR:

      UNION CAPITAL ADVISORS(R)
      A DIVISION OF UNION BANK


      SUB ADVISOR:

      THE BANK OF TOKYO TRUST COMPANY
      GOVERNMENT SECURITIES FUND


      DISTRIBUTOR:

      SEI FINANCIAL SERVICES COMPANY

                                           FIXED INCOME
                                           FUNDS



                                           I N V E S T M E N T  C L A S S



                                           INTERMEDIATE BOND FUND

                                           GOVERNMENT SECURITIES FUND




                                           THESE SECURITIES
                                           ARE NOT OBLIGATIONS
                                           OR DEPOSITS OF
                                           UNION BANK AND
                                           ARE NOT INSURED
                                           BY THE FDIC.

                                           [LOGO]

                                           A  FAMILY  OF  MUTUAL  FUNDS


                  84864-B (REV. 6/95)

                               STEPSTONE FUNDS
                        CALIFORNIA TAX FREE BOND FUND

                     SUPPLEMENT DATED JANUARY 4, 1996 TO
                         INVESTMENT CLASS PROSPECTUS
                              DATED JUNE 1, 1995



THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective as of February 15, 1996, the sales charge normally imposed on purchases of the California Tax Free Bond Fund's Investment Class Shares in the amount of $1,000,000 or more is waived. Such purchases shall be subject to a 1.00% contingent deferred sales charge payable to the Distributor, however, if such shares are redeemed prior to one year from the date of purchase. Therefore, the sales charge table in the section entitled "PURCHASE AND REDEMPTION OF SHARES" found on page 9 of the Prospectus is replaced with the following:




                                                       SALES
                                                     CHARGE AS
                               SALES                APPROPRIATE            COMMISSION
                               CHARGE               PERCENTAGE                 AS
                          AS A PERCENTAGE             OF NET               PERCENTAGE
AMOUNT OF PURCHASE       OF OFFERING PRICE        AMOUNT INVESTED       OF OFFERING PRICE
----------------------------------------------------------------------------------------------
$        0-99,999.......        3.00%                  3.09%                     2.70%

$  100,000-$249,999.....        2.50%                  2.56%                     2.25%

$  250,000-$499,999.....        2.00%                  2.04%                     1.80%

$  500,000-$999,999.....        1.50%                  1.52%                     1.35%

$1,000,000-and Over.....        0.00%*                 0.00%                     0.00%

* A contingent deferred sales charge will be charge if such Investment Class shares are redeemed prior to one year from date of purchase.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                STEPSTONE FUNDS

                            A Family of Mutual Funds

STEPSTONE FUNDS (the "Trust") is a mutual fund that offers to provide a convenient means of investing in professionally managed portfolios of securities. This Prospectus relates to the Trust's:

                         CALIFORNIA TAX FREE BOND FUND

                                INVESTMENT CLASS

The Trust's Investment Class Shares are offered to individual and institutional investors, including accounts for which UNION BANK, its affiliates and correspondents act in an agency or custodial capacity.


This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-(800) 862-6243. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK, OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISKS INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.



JUNE 1, 1995

INVESTMENT CLASS

 2

                                    SUMMARY


STEPSTONE FUNDS (the "Trust") is a diversified open-end investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the California Tax Free Bond Fund, Investment Class (the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.



WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks to provide high current income that is exempt from federal and State of California income taxes. See "Investment Objective."



WHAT ARE THE FUND'S PERMITTED INVESTMENTS? The Fund invests primarily in investment grade or better bonds and notes issued by the State of California, its agencies, instrumentalities and political subdivisions, the income on which is exempt from federal regular and State of California personal income taxes ("California Municipal Securities"). See "Investment Policies."



WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. Shares of the Fund will fluctuate in value with the value of the Fund's underlying portfolio securities. Values of fixed income securities in which the Fund invests tend to vary inversely with interest rates and may be affected by other market and economic factors as well. See "Risk Factors."



ARE MY INVESTMENTS INSURED? Any guarantee by the U.S. Government, its agencies, or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of the security or yield or value of shares of that Fund. The Trust's shares are not federally insured by the FDIC or any other government agency.


WHO IS THE ADVISOR? Union Capital Advisors, a division of Union Bank, serves as the Advisor of the Fund. See "The Advisor."

WHO IS THE ADMINISTRATOR? SEI Financial Management serves as the Administrator of the Trust. See "The Administrator."


WHO IS THE SHAREHOLDER SERVICING AGENT? SEI Financial Management Corporation serves as transfer agent, dividend disbursing agent, and shareholder servicing agent for the Trust. See "Shareholder Servicing Agent."


WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of the Trust's shares. See "The Distributor."

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is $2,000 ($1,000 for IRAs). A purchase order will be effective if the Distributor receives an order prior to 1:00 P.M. Pacific time. Payment of the purchase price is due no later than five business days after a purchase order is executed. Purchase orders for shares will be executed at a per share price equal to the asset value next determined after the purchase order is effective plus any applicable sales charge. Redemption orders must be placed prior to 1:00 P.M. Pacific time on any Business Day for the order to be accepted that day. See "Purchase and Redemption of Shares."

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gain) of the Fund is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

 3



SHAREHOLDER TRANSACTION EXPENSES                                                       INVESTMENT CLASS
(As a percentage of offering price)

                                                                                    CALIFORNIA TAX FREE
                                                                                         BOND FUND
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..........................................        3.00%

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
-------------------------------------------------------------------------------------------------------
Advisory Fee (After Fee Waivers)(1)................................................         .00%
12b-1 Fees (After Fee Waivers)(2)..................................................         .00%
Other Expenses.....................................................................         .22%
-------------------------------------------------------------------------------------------------------
Total Operating Expenses (After Fee Waivers)(3)....................................         .22%
=======================================================================================================



(1) The Advisor has agreed to waive its fee to the extent necessary to limit Total Operating Expenses. Absent such waiver, the advisory fee would have been .50%. The Advisor may terminate its waiver at any time in its sole discretion.


(2) The Investment Class Plan provides that the Investment Class shares will bear the costs of distribution expenses and, in addition, the Trust may pay the Distributor a fee of up to .40% of the Investment Class shares' average daily net assets, of which a maximum of .25% may be used to compensate broker/dealers and service providers. See "The Distributor" for further information. The Distributor has agreed to waive any fees otherwise payable pursuant to the Plan, and will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time in its sole discretion.


(3) "Total Operating Expenses" have been restated to reflect current expenses and fee waivers. Absent fee waivers, "Total Operating Expenses" would have been 1.12%.


EXAMPLE:


----------------------------------------------------------------------------------------------------------
                                                                         1 YR.   3 YRS.   5 YRS.   10 YRS.
----------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment assuming (1) imposition of maximum sales charge; (2) 5%
  annual return and (3) redemption at the end of each time
  period...........................................................       $32     $37     $42      $57
==========================================================================================================


THE EXAMPLE IS BASED UPON THE TOTAL OPERATING EXPENSES OF THE FUND AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. The information set forth in the foregoing table and example relates only to Investment Class shares. The Trust also offers Institutional Class shares of the Fund which are subject to the same expenses, except there are no sales charges or distribution costs.

Additional information may be found under "The Administrator" and "The Advisor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Purchase and Redemption of Shares."

Long-term Shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules of the National Association of Securities Dealers ("NASD").

 4

FINANCIAL HIGHLIGHTS


The following information has been audited by Arthur Andersen LLP, the Trust's independent accountants, as indicated in their report dated March 15, 1995 on the Trust's financial statements as of January 31, 1995 included in the Trust's Statement of Additional Information under "Financial Information." This table should be read in conjunction with the Trust's financial statements and notes thereto. Additional Information is set forth in the 1995 Annual Report to Shareholders and is available without charge by calling 1-(800) 862-6243.



FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                      INVESTMENT ACTIVITIES
                            NET     --------------------------     DISTRIBUTIONS       NET                  NET
                           ASSET                 NET REALIZED   -------------------   ASSET               ASSETS,      RATIO
                          VALUE,       NET      AND UNREALIZED     NET               VALUE,                 END     OF EXPENSES
                         BEGINNING  INVESTMENT   GAIN (LOSS)    INVESTMENT  CAPITAL    END     TOTAL     OF PERIOD  TO AVERAGE
                         OF PERIOD    INCOME    ON INVESTMENTS    INCOME     GAINS  OF PERIOD  RETURN      (000)    NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
--------------------------
CALIFORNIA TAX FREE FUND
--------------------------
 INVESTMENT CLASS (**)
 FOR THE YEARS ENDED
  JANUARY 31,:
 1995                      10.03       0.439        (1.077)       (0.452)    --        8.94    (6.33)%      4,882       0.50%
 1994(1)                   10.00       0.115         0.020        (0.105)    --       10.03     4.67 %*     2,830       0.50%*

                           RATIO OF                       RATIO OF
                          OF EXPENSES     RATIO OF       INCOME TO
                          TO AVERAGE   NET INVESTMENT     AVERAGE
                          NET ASSETS       INCOME        NET ASSETS   PORTFOLIO
                           EXCLUDING     TO AVERAGE      EXCLUDING    TURNOVER
                          FEE WAIVERS    NET ASSETS     FEE WAIVERS     RATE
-------------------------------------------------------------------------------
------------------------
CALIFORNIA TAX FREE FUND
------------------------
 INVESTMENT CLASS (**)
 FOR THE YEARS ENDED
  JANUARY 31,:
 1995                        1.12%         4.92%           4.30%        22%
 1994(1)                     1.13%*        4.26%*          3.63%*       19%

    * Annualized.
   ** Total return does not reflect the sales charge.
  (1) Commenced operations on October 15, 1993.

 5

THE TRUST


STEPSTONE FUNDS (formerly Union Investors Funds) (the "Trust") is a diversified open-end management investment company that offers units of beneficial interest ("shares") in fourteen separate investment funds. Shareholders may purchase shares in a fund through two separate classes of shares (Institutional Class and Investment Class) which provide for variations in sales charges, distribution costs, voting rights and dividends. Except for these differences between Institutional Class and Investment Class shares, each share of each fund represents an equal proportionate interest in that fund. This Prospectus relates to the Investment Class shares of the Trust's California Tax Free Bond Fund (the "Fund"). Information regarding the Trust's other funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.


INVESTMENT OBJECTIVE

The California Tax Free Bond Fund seeks to provide high current income that is exempt from federal and State of California income taxes.


There is no assurance that the Fund's investment objective will be met.


INVESTMENT POLICIES


Under normal market conditions, the Fund will invest primarily in bonds and notes issued by the State of California, its agencies, instrumentalities, and political sub-divisions, the income on which is exempt from federal regular and State of California personal income taxes ("California Municipal Securities"). The Fund may also invest in bonds and notes of other states, territories, and possessions of the U.S. and their agencies, authorities, instrumentalities and political sub-divisions which are free of Federal income taxes and shares of other investment companies, specifically money market funds, which have similar objectives. Under normal market conditions, at least 80% of the Fund's assets will be invested in bonds and notes rated AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A or BBB by Fitch Investors Service ("Fitch") and which pay interest that is not treated as a preference item for purposes of the federal alternative maximum tax. The Fund may purchase unrated securities that are of comparable quality at the time of purchase as determined by the Advisor under quality standards set by the Board of Trustees. In the event that a security owned by the Fund is downgraded below the stated ratings categories, the Advisor will review and take appropriate action with regard to the security. The Fund may invest in restricted securities which have not been registered under the Securities Act of 1933 (Rule 144A Securities). The Fund will restrict its investment in illiquid securities to 15% of its net assets. Under California law, a mutual fund must have at least 50% of its total assets invested in California Municipal Securities at the end of each quarter of its taxable year in order to be eligible to pay California residents dividends that are wholly or partially exempt from California personal income taxes. Accordingly, the Fund intends to maintain at least 65% of its assets in California Municipal Securities and may invest up to 100% of its assets in such securities. The Fund has no restrictions on the maturity of municipal securities in which it may invest. Accordingly, the Fund seeks to invest in municipal securities of such maturities which, in the judgment of the investment manager, will provide a high level of current income consistent with prudent investment, with consideration given to market conditions. The Fund may purchase securities on a forward commitment or a when-issued basis where such purchases are for investment and not for leveraging purposes; however, the Fund may sell these securities before the settlement date if it is deemed advisable. No additional forward commitments will be made if more than 20% of a Fund's net assets would be so committed.


CALIFORNIA MUNICIPAL SECURITIES

The two principal classifications of California Municipal Securities are "general obligation" and

 6

"revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds (formerly known as industrial revenue bonds) are generally revenue bonds.

Certain California Municipal Securities are municipal lease revenue obligations (or certificates of participation), which typically provide that the municipality has no obligation to make lease or installment payments in future years unless money is appropriated for such purpose. While the risk of non-appropriation is inherent to COP financing, this risk is mitigated by the Fund's policy to invest in certificates of participation that are rated in one of the four highest rating categories used by Moody's, S&P, or Fitch.


California Municipal Securities also include so-called Mello-Roos bonds, which are usually unrated instruments issued to finance the building of roads and other public works and projects that are primarily secured by real estate taxes levied on property located in the local community. Most Mello-Roos bonds do not seek agency ratings because the issues are too small, and consequently in most cases the purchase of a Mello-Roos bond is based upon the Advisor's determination that it is suitable for the Fund.


The Fund may also purchase, subject to a limit of 15% of its assets, California Municipal Securities that are variable rate demand notes (or VRDNs).


For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, the Fund may invest up to 25% of its assets in taxable money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, receipts including TR's, TIGR's and CATS, money market funds, repurchase agreements, and commercial paper rated at least A-1 by S&P, or P-1 by Moody's, or Fitch-1 by Fitch. The Fund also may hold a portion of its assets in cash. The Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets is invested in money market securities, and the Fund may pay taxable dividends to shareholders as a result.



For further information about the permitted investments see "Description of Permitted Investments."


RISK FACTORS

The ability of the State of California and its political sub-divisions to raise money through property taxes and to increase spending has been the subject of considerable debate and various constitutional initiatives and other limitations. This process, and associated legal challenges, remains on-going. It is not possible to predict the ultimate effect of these constitutional initiatives, nor can there be any assurance that additional initiatives will not be introduced in the coming years.

The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of fund securities will not affect cash income derived from these securities, but will affect the Fund's net asset value.


Securities rated BBB by S&P or Fitch or Baa by Moody's are deemed by these rating services to have some speculative characteristics and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

 7

INVESTMENT LIMITATIONS

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States or its agencies and instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.


2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities, and provided further, that utilities as a group will not be considered to be one industry, and wholly-owned subsidiaries organized to finance the operations of their parent companies will be considered to be in the same industries as their parent companies.


3. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; and (b) enter into repurchase agreements.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

FUNDAMENTAL POLICIES

The investment objective and the above stated investment limitations are fundamental policies of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

THE ADVISOR


The Trust and Union Capital Advisors (the "Advisor"), a division of Union Bank, have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program. The Advisor discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust's shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, the Advisor or Union Bank and are not guaranteed by the FDIC or any other governmental agency.


Under the Advisory Agreement, the Advisor is entitled to a fee, calculated daily and paid monthly, at an annual rate of .50% of the average daily net assets of the Fund. The Advisor may from time to time waive all or a portion of its fee in order to limit the operating expenses of the Fund. Any such waiver is voluntary and may be terminated at any time in the Advisor's sole discretion.


For the fiscal year ended January 31, 1995, the Fund paid the Advisor an advisory fee of .27% of its average daily net assets.



Union Capital Advisors, 445 S. Figueroa Street, Los Angeles, California 90071, operates as a separate division of Union Bank. In 1988, the former Union Bank was acquired by California First Bank, and the resulting bank changed its name to Union Bank. Each of the former banks or its predecessor bank had been in banking since the early 1900's and each historically has had significant investment functions within their Trust and Investment Divisions. Union Bank is a subsidiary of The Bank of Tokyo, Ltd. Tokyo.

 8


Robert Bigelow has served as portfolio manager of the Fund since October, 1994. Prior to joining the Advisor in June, 1994, Mr. Bigelow served as a portfolio manager at City National Bank from January, 1986 to June, 1994.



At January 31, 1995, Union Capital Advisors managed $4.7 billion in individual portfolios and collective funds. The Advisor's clients range from pension funds, national labor union plans and foundations to personal investments and trust portfolios.


The Glass-Steagall Act restricts the securities activities of banks such as Union Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

THE ADMINISTRATOR


SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to an administration agreement dated January 30, 1991 (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with certain management services including all necessary office space, equipment, personnel, and facilities.


The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of .15% of Trust assets up to $1 billion, .12% of assets between $1 billion and $2 billion and .10% of assets over $2 billion. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the Fund's Investment Class shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.

THE SHAREHOLDER SERVICING AGENT


SEI Financial Management Corporation serves as the transfer agent, dividend disbursing agent, and shareholder servicing agent for the Trust. Compensation for these services is paid under the Administration Agreement.


THE DISTRIBUTOR


SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation (SEI), and the Trust are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of the Trust upon not more than 60 days written notice by either party, or upon assignment by the Distributor.



The Investment Class has a distribution plan ("Investment Class Plan"). The Distribution Agreement and the Investment Class Plan adopted by the Investment Class Shareholders provide that the Investment Class shares of the Fund may bear the following distribution expenses: (1) the cost of prospectuses, reports to shareholders, sales literature and other materials for potential investors; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of the Trust's shares including the Distributor's expenses for travel, communication, and compensation and benefits for sales personnel. In addition, the Trust pays the Distributor a fee of up to .40% of the Fund's Investment Class shares average daily net assets, of which a maximum of .25% may be used to compensate broker/dealers and service providers which provide administrative and/or distribution services to Investment Class Shareholders or their customers who beneficially own Investment Class shares. The Distributor has agreed to waive any fees payable pursuant to the Plan, and the Distributor will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time at its sole discretion.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Fund may be made on days on which both the New York Stock Exchange and the Federal Reserve wire

 9


system are open for business. ("Business Days"). The minimum initial investment is $2,000 ($1,000 for IRAs); however, the minimum investment may be waived in the Distributor's discretion. All subsequent purchases must be at least $1,000 ($500 for IRAs).


Purchase orders for shares will be executed at a per share price equal to the asset value next determined after the receipt of the purchase order by the Distributor, plus any applicable sales charge. Payment of the purchase price is due no later than five business days after a purchase order is executed. The purchase price of shares of the Fund is the net asset value next determined after a purchase order is received and accepted by the Trust plus a sales charge. The net asset value per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of 1:00 P.M., Pacific time, on any Business Day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or its Shareholders to accept such order.

Shares of the Fund are offered only to residents of states in which the shares are eligible for purchase.

The following table shows the regular sales charge on Investment Class shares to a "single purchaser" (defined below), together with the dealer discount paid to dealers and the agency commission paid to brokers (collectively the "commission"):

                           SALES
                           CHARGE       SALES      COMMISSION
                            AS A      CHARGE AS       AS A
                         PERCENTAGE   PERCENTAGE   PERCENTAGE
                             OF         OF NET         OF
                          OFFERING      AMOUNT      OFFERING
  AMOUNT OF PURCHASE       PRICE       INVESTED      PRICE
--------------------------------------------------------------
         0-$ 99,999...     3.00%        3.09%        2.70%
$  100,000-$249,999...     2.50%        2.56%        2.25%
$  250,000-$499,999...     2.00%        2.04%        1.80%
$  500,000-$999,999...     1.50%        1.52%        1.35%
$1,000,000-and over...     0.60%        0.60%        0.54%

The commissions shown in the table apply to sales through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown above. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Investment Class shares of the Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

In calculating the sales charge rates applicable to current purchases of a Fund's shares, a "single purchaser" is entitled to cumulate current purchases with net purchases of previously purchased shares of the Fund and other funds of Union Investors Funds (the "Eligible Funds") which are sold subject to a comparable sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the

 10

age of such children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

LETTER OF INTENT. By initially investing at least $2,000 and submitting a Letter of Intent to the Distributor, a "single purchaser" may purchase shares of the Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter.

OTHER CIRCUMSTANCES. No sales charge is imposed on the Investment Class shares of the Fund: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor, for their own account or for retirement plans for their employees or sold to employees (and their spouses) of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of such employees' minor children); (iii) in aggregate purchases of $1 million or more by tax-exempt organizations enumerated in Section 501(c) of the Internal Revenue Code, or employee benefit plans created under Sections 401, 403(b) or 457 of the Code; (iv) sold to employees and families of the Advisor and its affiliates; (v) all fiduciary accounts of the Advisor and its affiliates; or
(vi) purchased with proceeds from the recent redemption of shares of a mutual fund with similar investment objectives and policies for which a sales load was paid.

An investor relying upon any of the categories of waivers of the sales charge must qualify for such waiver in advance of the purchase with the Distributor or the financial institution or intermediary through which shares are purchased by the investor.

The waiver of the sales charge under circumstance (vi) above applies only if the purchase is made within 60 days of the redemption and if conditions imposed by the Distributor are met. This waiver policy with respect to the purchase of shares through the use of proceeds from a recent redemption as described in circumstance (vi) above will not be continued indefinitely and may be discontinued at any time without notice. Investors should contact the Distributor to determine whether they are eligible to purchase shares without paying a sales charge through the use of proceeds from a recent redemption as described above and to confirm continued availability of this waiver policy prior to initiating the procedures described in circumstance (vi).


Shareholders who desire to redeem shares of the Trust must place their redemption orders prior to 1:00 P.M., Pacific time, on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received.


Neither the Trust's transfer agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes are genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone instructions if it does not employ these procedures. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

PURCHASES BY EXCHANGE

As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, shareholders of Investment Class shares of other Funds of the Trust that have similar sales charge schedules may tender their shares of those Funds for exchange into the

 11

number of shares (including fractional shares) which have a value equal to the total net asset value of shares tendered divided by the net asset value of Investment Class shares of the Fund next determined after such order is received. Shares issued pursuant to this offer will not be subject to the sales charge described above or any other charge. The Fund may modify or terminate this exchange offer at any time.

PERFORMANCE

From time to time, the Fund may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of the Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of the Fund may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any sales charge, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.


The Fund may periodically compare its performance to the performance of: other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.


The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of Institutional Class shares will normally be higher than for Investment Class shares because the Institutional Class is generally not subject to distribution expenses generally charged to the Investment Class shares.


TAXES



The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to provide a detailed explanation of the federal, state, or local income tax treatment of the Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

 12

TAX STATUS OF THE FUND:

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. The Fund intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.


TAX STATUS OF DISTRIBUTIONS:


The Fund will distribute substantially all of its net investment income (including net short-term capital gain) and net capital gain to Shareholders. Dividends from the Fund's net investment income, to the extent derived from California Municipal Securities, be exempt from federal regular and State of California personal income taxes. Such dividends will not qualify for the dividends-received deduction.

Distributions of net capital gain also do not qualify for the dividends-received deduction and are taxable to shareholders as long-term capital gain, regardless of how long a Shareholder has held Fund shares, and regardless of whether the distributions are received in cash or in additional shares.

The Fund will make annual reports to Shareholders of the federal income tax status of all distributions.


With respect to investments in STRIPS, TR's, TIGR's and CATS which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.


Dividends declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on the last day of that month, if paid by the Fund any time during the following January.


The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.



Income received on direct U.S. obligations is exempt from tax at the state level when received directly by the Fund and may be exempt, depending on the state, when received by a Shareholder as income dividends from the Fund provided certain state-specific conditions are satisfied. The Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. Treasury obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular state.



A sale, exchange, or redemption of Fund Shares is a taxable transaction to the Shareholder.



SPECIAL CONSIDERATIONS FOR THE CALIFORNIA TAX-FREE BOND FUND



The California Tax-Free Bond Fund will distribute all of its net investment income (including net short-term capital gain) to Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for federal income tax purposes, but

 13


may have certain collateral federal income tax consequences, as described in the Statement of Additional Information.



Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest" dividends.



Any dividends attributable to the Fund's taxable income will be taxable to Shareholders as ordinary income (whether received in cash or in additional units) to the extent of the Fund's earnings and profits. None of the Fund's distributions will qualify for the corporate dividends-received deduction.



Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or "industrial development bonds" should consult their tax advisors before purchasing shares. (See the Statement of Additional Information).



CALIFORNIA TAXES:



The California Tax-Free Bond Fund is treated as a separate taxable entity for California tax purposes and is therefore subject to California franchise or corporate income tax on its net income. However, the Fund intends to qualify as a regulated investment company under the Code, and if it does so qualify, it will be entitled, for California tax purposes, to a deduction for dividends paid to Shareholders. As a regulated investment company, the Fund will pay California franchise or corporate income tax only on any undistributed income, net of allocable expenses.



The Fund intends to qualify to pay dividends to Shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The Fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the Fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) the Fund continues to qualify as a regulated investment company.



If the Fund qualifies to pay California exempt-interest dividends, dividends distributed to Shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the Fund in a written notice to Shareholders mailed within 60 days of the close of the Fund's taxable year and (2) to the extent the interest received by the Fund during the year on California Tax Exempt Obligations exceeds expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend. The Fund will notify Shareholders of the amount of California exempt-interest dividends each year.



Corporations subject to California franchise tax that invest in the Fund may not be entitled to exclude California exempt-interest dividends from income.



Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to Shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to Shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Fund's earnings and profits.



Interest on indebtedness incurred or continued by a Shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes if the

 14


Fund distributes California exempt-interest dividends.



The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of Shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.


GENERAL INFORMATION

THE TRUST


The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated October 16, 1990. The Declaration of Trust permits the Trust to offer separate series of shares and different classes of each fund. In addition to the Fund, the Trust consists of the following funds: Treasury Money Market Fund, Money Market Fund, California Tax Free Money Market Fund, Growth Equity Fund, Value Momentum Fund, Limited Maturity Government Fund, Balanced Fund, Intermediate-Term Bond Fund, Blue Chip Growth Fund, Emerging Growth Fund, Convertible Securities Fund, Government Securities Fund and International Equity Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds.


The Trust pays its expenses, including audit and legal expenses, expenses of preparing and printing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses. Please refer to "Financial Highlights" in this prospectus for more information regarding the Trust's expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to such fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon the written request of Shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will be provided with Shareholder communication assistance in connection with such matters.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to the Administrator, SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087-1658.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends to Shareholders of record. Currently, capital gains of the Fund, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined

 15

following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the change.

Dividends and distributions of the Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The dividends payable on Investment Class shares will be less than dividends payable on Institutional Class shares because of the distribution expenses charged to Investment Class shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS


Morgan, Lewis & Bockius serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.


CUSTODIAN

CoreStates Bank, N.A. Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, PA 19101 (the "Custodian") acts as Custodian of the assets of the Fund. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended.

DESCRIPTION OF PERMITTED INVESTMENTS


The following is a description of the permitted investments for the Fund:


COMMERCIAL PAPER--Unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.


DERIVATIVES--Derivatives are securities whose value is derived from an underlying contract, index or security, or any combination thereof. This includes: futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.



MUNICIPAL FORWARDS--Municipal Forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. As with forward commitments and when-issued securities, municipal forwards are subject to market fluctuations due to changes, real or anticipated, in market interest rates between the commitment date and the settlement date and will have the effect of leveraging the Fund's assets. Municipal forwards may be considered to be illiquid investments. The Fund will maintain liquid, high quality securities in a segregated account at least equal to the purchase price of the municipal forward.



MUNICIPAL SECURITIES--Municipal Securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing

 16

municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

PARTICIPATION INTERESTS--Participation interests are interests in Municipal Securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.


RULE 144A SECURITIES--The Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities that have not been registered under the Securities Act of 1933 but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of Rule 144A Securities. The Board of Trustees of the Trust has established guidelines and procedures to be utilized to determine the liquidity of such securities.



REPURCHASE AGREEMENTS--Agreements by which a person obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. Repurchase agreements are considered loans under the Investment Company Act of 1940, as amended.



U.S. GOVERNMENT AGENCY SECURITIES-- Certain federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA).


U.S. GOVERNMENT SUBSIDIARY CORPORATION SECURITIES--Securities of wholly-owned corporations of the U.S. Government (within the Department of Housing and Urban Development) which are secured by the full faith and credit of the U.S. Government (e.g., GNMA).


U.S. TREASURY OBLIGATIONS--Bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").



RECEIPTS--Interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's") and "Certificates of Accrual on Treasury Securities" ("CATS").

 17


STRIPS, TR'S, TIGR'S and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying securities. See also "Taxes."



VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. VRDNs pay a variable rate of interest derived from the application of a formula, and provide the holder with the unconditional right to demand payment in full of all unpaid principal and accrued interest on seven days' notice. California Municipal Securities may also be acquired through the purchase of municipal forwards. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

TABLE OF CONTENTS
-------------------------------------------------------


Summary..........................................     2
Shareholder Transaction Expenses.................     3
Annual Operating Expenses........................     3
Financial Highlights.............................     4
The Trust........................................     5
Investment Objective.............................     5
Investment Policies..............................     5
California Municipal Securities..................     5
Risk Factors.....................................     6
Investment Limitations...........................     7
Fundamental Policies.............................     7
The Advisor......................................     7
The Administrator................................     8
The Shareholder Servicing Agent..................     8
The Distributor..................................     8
Purchase and Redemption of Shares................     8
Purchases by Exchange............................    10
Performance......................................    11
Taxes............................................    11
General Information..............................    14
Description of Permitted Investments.............    15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

      INVESTMENT ADVISOR:

      UNION CAPITAL ADVISORS(R)
      A DIVISION OF UNION BANK

      DISTRIBUTOR:

      SEI FINANCIAL SERVICES COMPANY


                                           CALIFORNIA TAX FREE
                                           BOND FUND

                                           I N V E S T M E N T  C L A S S

                                           THESE SECURITIES
                                           ARE NOT OBLIGATIONS
                                           OR DEPOSITS OF
                                           UNION BANK AND
                                           ARE NOT INSURED
                                           BY THE FDIC.

                                           [LOGO]

                                           A  FAMILY  OF  MUTUAL  FUNDS



                  84866-B (REV. 6/95)

                               STEPSTONE FUNDS

                                BALANCED FUND
                             VALUE MOMENTUM FUND
                              GROWTH EQUITY FUND
                             EMERGING GROWTH FUND

                     SUPPLEMENT DATED JANUARY 4, 1996 TO
                         INVESTMENT CLASS PROSPECTUS
                              DATED JUNE 1, 1995

THIS SUPPLEMENT TO THE PROSPECTUS SUPERSEDES AND REPLACES ANY EXISTING SUPPLEMENTS TO THE PROSPECTUS. THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective October 1, 1995 the Balanced Fund, Value Momentum Fund, and Growth Equity Fund (the "Funds") will begin to pay .25% in 12b-1 fees as permitted under the Investment Class Plan. Therefore the Annual Operating Expenses table for these Funds is hereby replaced with the following:

ANNUAL OPERATING EXPENSES
(As a percentage of offering price)
-------------------------------------------------------------------------------------------------------------
                                                                                VALUE                GROWTH
                                                                BALANCED        MOMENTUM             EQUITY
                                                                FUND            FUND                 FUND
Advisory Fees..................................................  .60%             .60%               .60%
12b-1 Fees (After Fee Waivers) (1).............................  .25%             .25%               .25%
Other Expenses.................................................  .20%             .20%               .20%
-------------------------------------------------------------------------------------------------------------
Total Operating Expenses (After Fee Waivers)(2)................ 1.05%            1.05%              1.05%
-------------------------------------------------------------------------------------------------------------

(1)    Absent fee waivers, 12b-1 Fees would be .40%.
(2) "Total Operating Expenses" for the Balanced Fund, Value Momentum Fund and Growth Equity Fund have been restated to reflect current expenses and the aforementioned fee waivers. Absent fee waivers, "Total Operating Expenses" would be 1.20%, 1.20% and 1.20% for the Balanced Fund, Value Momentum Fund and Growth Equity Fund.

EXAMPLE:
------------------------------------------------------------------------------------------------------------------
                                                           1 YR.         3 YRS.        5 YRS.         10 YRS.
------------------------------------------------------------------------------------------------------------------
An investor would pay the following
   expenses on a $1,000 investment
   assuming (1) imposition of the
   maximum sales charge; (2) 5%
   return and (3) redemption at the
   end of each time.

Balanced Fund...........................................   $55            $77           $100           $167

Value Momentum Fund.....................................   $55            $77           $100           $167

Growth Equity Fund......................................   $55            $77           $100           $167




                                                       ---------------------

Effective July 14, 1995, Clyde N. Powers no longer serves as portfolio manager of the Growth Equity Fund nor as co-portfolio manager of the Balanced Fund. Therefore, the fifth paragraph of "The Advisor" section on page 10 of the Prospectus is replaced with the following:

        Richard Earnest, a Vice President and Chief Investment Officer of the Advisor, has served as portfolio manager of the Value Momentum Fund since its inception and has been with the Advisor and its predecessor since 1964. Carl
J. Colombo, a Vice President of the Advisor, has served as portfolio manager of the Balanced Fund since its inception, as co-portfolio manager of the Growth Equity Fund since May, 1995, and has been with the Advisor and its predecessor since 1985. Effective July 14, 1995, Mr. Colombo will serve as portfolio manager of the Growth Equity Fund.

Effective as of February 15, 1996, the sales charge normally imposed on purchases of the Funds' Investment Class Shares in the amount of $1,000,000 or more is waived. Such purchases shall be subject to a 1.00% contingent deferred sales charge payable to the Distributor, however, if such shares are redeemed prior to one year from the date of purchase. Therefore, the sales charge table in the section entitled "PURCHASE AND REDEMPTION OF SHARES" found on page 12 of the Prospectus is replaced with the following:


                                SALES CHARGE AS A              SALES CHARGE AS                COMMISSION AS
                                PERCENTAGE OF OFFERING         APPRORIATE PERCENTAGE          PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE              PRICE                          OF NET AMOUNT INVESTED         PRICE
-------------------------------------------------------------------------------------------------------------------------
$      0- 49,999                4.50%                          4.71%                          4.05%

$   50,000- 99,999              4.00%                          4.17%                          3.60%

$  100,000-249,999              3.50%                          3.63%                          3.15%

$  250,000-499,999              2.50%                          2.56%                          2.25%

$  500,000-999,999              1.50%                          1.52%                          1.35%

$1,000,000 and over             0.00%*                         0.00%                          0.00%

* A contingent deferred sales charge will be charged if such Investment Class shares are redeemed prior to one year from date of purchase.

  The first sentence of the section on page 13 entitled "PURCHASE AND REDEMPTION OF SHARES-Other Circumstances" should be augmented to include the following:

  (vii) sold to purchasers of Investment Class shares of the Growth Equity Fund that are sponsors of other investment companies that are unit investment trusts for deposit by such sponsors into such unit investment trusts, and to purchasers of Investment Class shares of the Growth Equity Fund that are holders of such unit investment trusts that invest distributions from such investment trusts in Investment Class shares of the Growth Equity Fund.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                STEPSTONE FUNDS

A Family of Mutual Funds

STEPSTONE FUNDS (the "Trust") is a mutual fund that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the Trust's:

-- BALANCED FUND
-- VALUE MOMENTUM FUND
-- GROWTH EQUITY FUND
-- EMERGING GROWTH FUND

                                INVESTMENT CLASS

The Trust's Investment Class Shares are offered to individuals and institutional investors, including accounts for which UNION BANK and THE BANK OF TOKYO TRUST COMPANY, their affiliates and correspondents act in an agency or custodial capacity.


This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-(800) 862-6243. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK, THE BANK OF TOKYO TRUST COMPANY OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISKS INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.



JUNE 1, 1995

INVESTMENT CLASS

 2

                                    SUMMARY


STEPSTONE FUNDS (the "Trust") is a diversified open-end investment company providing a convenient way to invest in professionally managed funds of securities. The following provides basic information about the Growth Equity, Value Momentum, Balanced and Emerging Growth Funds, Investment Class (each a "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.



WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? THE BALANCED FUND seeks to provide both capital appreciation and income. THE VALUE MOMENTUM FUND seeks long-term capital growth with a secondary objective of income. THE GROWTH EQUITY FUND seeks long-term capital growth. THE EMERGING GROWTH FUND seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies. See "Investment Objectives."



WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? Each of the Funds may invest, consistent with its investment objectives, in equity securities including common stocks and securities convertible into common stock. Each Fund, except the Emerging Growth Fund, may also invest, consistent with its investment objective and investment policies in debt securities. See "Investment Policies."


WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. Each of the Funds may purchase common stocks and other equity securities that are volatile and may fluctuate in value more than other types of investments. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities, tend to vary inversely with interest rates and may be affected by other market and economic factors as well. In addition, the securities of emerging growth companies in which the Emerging Growth Fund may invest may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies.


ARE MY INVESTMENTS INSURED? Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of the security or yield or value of shares of that Fund. The Trust's shares are not federally insured by the FDIC or any other government agency.


WHO IS THE ADVISOR? Union Capital Advisors, a division of Union Bank, serves as the Advisor of the Trust. See "The Advisor."

WHO IS THE SUBADVISOR? The Bank of Tokyo Trust Company serves as the SubAdvisor of the Emerging Growth Fund. See "The SubAdvisor."

WHO IS THE ADMINISTRATOR? SEI Financial Management serves as the Administrator of the Trust. See "The Administrator."


WHO IS THE SHAREHOLDER SERVICING AGENT? SEI Financial Management Corporation serves as transfer agent, dividend disbursing agent, and shareholder servicing agent for the Trust. See "Shareholder Servicing Agent."


WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of the Trust's shares. See "The Distributor."

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business. ("Business Days"). The minimum initial investment is $2,000 ($1,000 for IRAs). A purchase order will be effective if the Distributor receives an order prior to 1:00 P.M. Pacific time. Payment of the purchase price is due no later than five business days after a purchase order is executed. Purchase orders for shares will be executed at a per share price equal to the asset value next determined after the purchase order is effective plus any applicable sales charge. Redemption orders must be placed prior to 1:00 P.M. Pacific time on any Business Day for the order to be effective that day. See "Purchase and Redemption of Shares."

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Funds is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

 3

SHAREHOLDER TRANSACTION EXPENSES                                                     INVESTMENT CLASS
(As a percentage of offering price)

-----------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases...................................................     4.50%



ANNUAL OPERATING EXPENSES
(As a percentage of offering price)

-----------------------------------------------------------------------------------------------------
                                                                      VALUE       GROWTH     EMERGING
                                                        BALANCE      MOMENTUM     EQUITY      GROWTH
                                                          FUND         FUND        FUND        FUND
Advisory Fees.......................................       .60%         .60%       .60%         .80%
12b-1 Fees (After Fee Waivers)(1)...................       .00%         .00%       .00%         .00%
Other Expenses......................................       .20%         .20%       .20%         .25%
-----------------------------------------------------------------------------------------------------
Total Operating Expenses (After Fee Waivers)(2).....       .80%         .80%       .80%        1.05%
=====================================================================================================



(1) The Investment Class Plan provides that the Investment Class shares will bear the costs of distribution expenses and, in addition, the Trust may pay the Distributor a fee of up to .40% of the Investment Class shares' average daily net assets of which a maximum of .25% may be used to compensate broker/dealers and service providers. See "The Distributor" for further information. The Distributor has agreed to waive any fees otherwise payable pursuant to the Plan, and will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at anytime in its sole discretion.


(2) "Total Operating Expenses" for the Balanced Fund, Value Momentum Fund and Growth Equity Fund have been restated to reflect current expenses and the aforementioned fee waivers. Absent fee waivers, "Total Operating Expenses" would be 1.20%, 1.20%, 1.20% and 1.45% for the Balanced Fund, Value Momentum Fund, Growth Equity Fund and Emerging Growth Fund.





EXAMPLE:
-------------------------------------------------------------------------------------------------------------
                                                                      1 YR.     3 YRS.     5 YRS.     10 YRS.
-------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
  investment assuming (1) imposition of the maximum sales charge;
  (2) 5% return and (3) redemption at the end of each time period.
Balanced Fund.....................................................     $53        $69       $ 87        $140
Value Momentum Fund...............................................     $53        $69       $ 87        $140
Growth Equity Fund................................................     $53        $69       $ 87        $140
Emerging Growth Fund..............................................     $55        $77       $100        $167
=============================================================================================================


THE EXAMPLE IS BASED UPON THE TOTAL OPERATING EXPENSES OF A FUND AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Investment Class shares. The Trust also offers Institutional Class shares of the Funds which are subject to the same expenses except there are no sales charges or distribution costs.

Additional information may be found under "The Administrator," "The Advisor" and "The SubAdvisor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Purchase and Redemption of Shares."

Long-term Shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules of the National Association of Securities Dealers ("NASD").

 4


FINANCIAL HIGHLIGHTS



The following information has been audited by Arthur Andersen LLP, the Trust's independent accountants, as indicated in their report dated March 15, 1995 on the Trust's financial statements as of January 31, 1995 included in the Trust's Statement of Additional Information under "Financial Information." This table should be read in conjunction with the Trust's financial statements and notes thereto. Additional Information is set forth in the 1995 Annual Report to Shareholders and is available without charge by calling 1-(800) 862-6243.



FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                     INVESTMENT ACTIVITIES
                           NET     --------------------------     DISTRIBUTIONS        NET                 NET
                          ASSET                 NET REALIZED   -------------------    ASSET              ASSETS,    RATIO OF
                         VALUE,       NET      AND UNREALIZED     NET                VALUE,                END      EXPENSES
                        BEGINNING  INVESTMENT   GAIN (LOSS)    INVESTMENT  CAPITAL     END     TOTAL    OF PERIOD  TO AVERAGE
                        OF PERIOD    INCOME    ON INVESTMENTS    INCOME     GAINS   OF PERIOD  RETURN     (000)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
----------------
BALANCED FUND
----------------
 INVESTMENT CLASS (**)
 FOR THE YEARS ENDED
 JANUARY 31,:
 1995                     12.21       0.393        (0.758)       (0.392)    (0.003)   11.45    (2.95)%     7,128       0.79%
 1994                     11.50       0.397         0.925        (0.391)    (0.221)   12.21     11.79%     7,292       0.69%
 1993 (1)                 11.30       0.092         0.404        (0.098)    (0.198)   11.50      4.45%*      425       0.60%*
------------------------
VALUE MOMENTUM FUND
------------------------
 INVESTMENT CLASS (**)
 FOR THE YEARS ENDED
 JANUARY 31,:
 1995                     14.27       0.321        (0.820)       (0.317)    (0.054)   13.40    (3.48)%     9,777       0.81%
 1994                     12.75       0.297         1.543        (0.290)    (0.030)   14.27     14.65%     9,346       0.77%
 1993 (2)                 11.52       0.246         1.257        (0.251)    (0.022)   12.75     15.97%*    3,162       0.65%*
---------------------
GROWTH EQUITY FUND
---------------------
 INVESTMENT CLASS (**)
 FOR THE YEARS ENDED
 JANUARY 31,:
 1995                     15.19       0.097        (0.884)       (0.092)    (0.181)   14.13    (5.17)%     1,422       0.78%
 1994                     13.80       0.064         1.392        (0.066)     --       15.19     10.61%     1,243       0.77%
 1993                     12.69       0.099         1.103        (0.092)     --       13.80      9.56%        43       0.67%
 1992 (3)                 11.76       0.019         0.948        (0.023)    (0.014)   12.69     39.11%*       13       0.83%*

                          RATIO OF                       RATIO OF
                          EXPENSES       RATIO OF       INCOME TO
                         TO AVERAGE   NET INVESTMENT     AVERAGE
                         NET ASSETS       INCOME        NET ASSETS    PORTFOLIO
                          EXCLUDING     TO AVERAGE      EXCLUDING     TURNOVER
                         FEE WAIVERS    NET ASSETS     FEE WAIVERS      RATE
-------------------------------------------------------------------------------
----------------
BALANCED FUND
----------------
 INVESTMENT CLASS (**)
 FOR THE YEARS ENDED
 JANUARY 31,:
 1995                        1.19%         3.41%           3.01%          48%
 1994                        1.19%         3.26%           2.76%          49%
 1993 (1)                    1.10%*        3.20%*          2.70%*         68%
-----------------------
VALUE MOMENTUM FUND
-----------------------
 INVESTMENT CLASS (**)
 FOR THE YEARS ENDED
 JANUARY 31,:
 1995                        1.21%         2.37%           1.97%           6%
 1994                        1.20%         2.12%           1.69%           5%
 1993 (2)                    1.15%*        2.53%*          2.03%*          3%
---------------------
GROWTH EQUITY FUND
---------------------
 INVESTMENT CLASS (**)
 FOR THE YEARS ENDED
 JANUARY 31,:
 1995                        1.17%         0.69%           0.30%          22%
 1994                        1.18%         0.48%           0.07%          45%
 1993                        1.17%         0.69%           0.19%          23%
 1992 (3)                    0.96%*        0.79%*          0.66%*         26%

    * Annualized.
   ** Total return does not reflect the sales charge.
  (1) Commenced operations on November 13, 1992.
  (2) Commenced operations on April 2, 1992.
  (3) Commenced operations on November 14, 1991.

 5

THE TRUST


STEPSTONE FUNDS (formerly Union Investors Funds) (the "Trust") is a diversified open-end management investment company that offers units of beneficial interest ("shares") in fourteen separate investment funds. Shareholders may purchase shares in a fund through two separate classes of shares (Institutional Class and Investment Class) which provide for variations in distribution costs, voting rights and dividends. Except for these differences between Institutional Class and Investment Class shares, each share of each fund represents an equal proportionate interest in that fund. This Prospectus relates to the Investment Class shares of the Trust's Growth Equity, Value Momentum, Balanced and Emerging Growth Funds (each a "Fund"). Information regarding the Trust's other funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.


INVESTMENT OBJECTIVES


THE BALANCED FUND seeks to provide both capital appreciation and income.


THE VALUE MOMENTUM FUND seeks long-term capital growth with a secondary objective of income.

THE GROWTH EQUITY FUND seeks long-term capital growth.

THE EMERGING GROWTH FUND seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies.

There is no assurance that a Fund's investment objective will be met.

INVESTMENT POLICIES

BALANCED FUND


The Balanced Fund will invest in a combination of equity, fixed-income, and money market securities. Under normal conditions, the Fund will invest between 50% and 70% of its total assets in equity securities, including common stocks, warrants, and U.S. dollar denominated securities of foreign issuers and both preferred stock and debt securities convertible into common stocks. The Fund may invest in a broad spectrum of common stocks with varying characteristics. All of the common stocks in which the Fund invests (including foreign securities) are traded on registered exchanges or the over-the-counter market or in the form of American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ. The Fund may also buy and sell options, futures contracts and options on futures. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions, together with options on securities represent not more than 25% of the Fund's assets. The aggregate value of options on securities (long puts and calls) will not exceed 10% of a Fund's net assets at the time such options are purchased by the Fund.



Under normal conditions a minimum of 25% of the Fund's total assets will be invested in senior fixed income securities. Such securities consist of bonds, debentures, and similar obligations or instruments which constitute a security and evidence indebtedness. Corporate bonds and debentures will be rated AAA, AA, A, or BBB by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A, or Baa by Moody's Investors Service ("Moody's") or be of comparable quality at the time of purchase as determined by the Advisor.


The Fund may also invest in mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories by Moody's or S&P.


In addition to mortgage-backed securities, the Fund may invest in other asset-backed securities backed by company receivables, truck and auto loans, leases, and credit card receivables. These issues are traded over-the-counter and typically have a short-intermediate maturity structure

 6

depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

The Fund may invest in securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank.


Money market instruments the Fund may invest in consist of (i) commercial paper rated at least A-1 by S&P or P-1 by Moody's at the time of investment, or, if not rated, are determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated at least A by S&P or A by Moody's at the time of investment, or, if not rated, are determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts including TR's, TIGR's and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations; (viii) money market funds and (ix) foreign commercial paper. The Fund may only purchase interests in a loan participation issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest.


Certain of the obligations in which the Fund may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.


The Fund may enter into forward commitments, or purchase securities on a when-issued basis. The Fund is permitted to invest in when-issued securities where such purchases are for investment and not for leveraging purposes; however, the Fund may sell these securities before the settlement date if it is deemed advisable. No additional forward commitments will be made if more than 20% of the Fund's net assets would be so committed.


VALUE MOMENTUM FUND


At least 65% of the Value Momentum Fund's assets will be invested in equity securities including common stocks, warrants to purchase common stock and both debt securities and preferred stocks convertible into common stocks, and American Depositary Receipts.



The Fund will be invested primarily in securities which the Advisor believes to be undervalued relative to the market and to the security's historic valuation. Stocks are then screened for positive price or earnings momentum. Securities purchased will generally have a medium to high market capitalization. A majority of the securities in which the Fund invests will be dividend paying. All of the common stocks in which the fund invests are traded on registered exchanges or the over-the-counter market. The remainder of the Fund may be invested in covered call options on equity securities, money market instruments consisting of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, receipts including TR's, TIGR's and CATS, money market funds, repurchase agreements, certificates of deposit, time deposits, bank master notes and bankers' acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, commercial paper rated at least A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Services,

 7


Inc. ("Moody's") and may hold a portion of its assets in cash for liquidity purposes.


GROWTH EQUITY FUND


At least 65% of the Growth Equity Fund will be invested in equity securities consisting of common stocks, warrants to purchase common stock, U.S. dollar denominated equity securities of foreign issuers, and debt securities and preferred stock convertible into common stocks.



The Fund may also be invested in covered call options on equity securities and money market instruments consisting of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, receipts including TR's, TIGR's and CATS, money market funds, repurchase agreements, certificates of deposit, time deposits, bank master notes and bankers' acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, commercial paper rated at least A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Services, Inc. ("Moody's") and may hold a portion of its assets in cash for liquidity purposes. All of the common stocks in which the Fund invests (including foreign securities) are traded on registered exchanges or the over-the-counter market or in the form of American Depositary Receipts traded on registered exchanges of NASDAQ.


EMERGING GROWTH FUND

The Emerging Growth Fund will invest at least 65% of its assets in equity securities (i.e., common stocks and convertible preferred stocks) of small capitalization (i.e., companies with capitalization between $50 million and $1 billion) with the potential for emerging growth or, in the Advisor's opinion, which have potential for above-average long-term capital appreciation. An emerging growth company is one which, in the Advisor's judgment, is in the developing stages of its life cycle and has demonstrated or is expected to achieve rapid growth in earnings and/or revenues. Emerging growth companies are characterized by opportunities for rapid growth rates and/or dynamic business changes. Emerging growth companies, regardless of size, tend to offer the potential for accelerated earnings or revenue growth because of new products or technologies, new channels of distribution, revitalized management or industry conditions, or similar opportunities. A company may or may not yet be profitable at the time the Fund invests in its securities. Current income will not be a criterion of investment selection and any such income should be considered incidental.

The Fund may also invest in equity securities of companies in "special equity situations," meaning companies experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. Since a special equity situation may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Fund's investments are significant.


The Fund's assets may be invested in U.S. dollar-denominated equity securities of foreign issuers traded as American Depositary Receipts. All of the common stocks in which the Fund invests (with the exception of Rule 144A Securities) are traded on registered exchanges or the over-the-counter market or in the form of ADRs on registered exchanges or NASDAQ. Many of the securities in which the Fund's assets will be invested will not pay dividends.



The balance of the Fund's assets may be invested in money market instruments, options, futures contracts and options on futures, Standard & Poor's Depositary Receipts ("SPDRs") shares of other investment companies with similar investment objectives; and convertible bonds. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of the Fund's assets. The aggregate value options on securities (long puts and calls) will not exceed

 8


10% of the Fund's net asset at the time such options are purchased by the Fund.



The portfolio turnover rate for the Emerging Growth Fund for the fiscal year ended January 31, 1995 was 123%. This rate of portfolio turnover may result in higher brokerage execution costs and higher levels of capital gains.


GENERAL INVESTMENT POLICIES


For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, a Fund may invest up to 100% of its assets in money market instruments consisting of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, receipts, including TR's, TIGR's and CATS, money market funds, repurchase agreements, certificates of deposit, time deposits, bank master notes and bankers' acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, commercial paper rated at least A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), and it also may hold a portion of its assets in cash. A Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market securities.


Each Fund will restrict its investment in illiquid securities to 15% of its net assets.

Each of the Funds may engage in securities lending and will limit such practice to 33 1/3% of its assets.

Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (Rule 144A Securities).


Each Fund may engage in options on stock indices to invest cash on an interim basis. The aggregate premium paid on all options on stock indices cannot exceed 20% of the Fund's total assets.


In the event that a security owned by a Fund is downgraded below the stated rating categories, the Advisor will review and take appropriate action with regard to the security.


For further information about the permitted investments see "Description of Permitted Investments."


RISK FACTORS

Since the Funds invest in equity securities, each Fund's shares will fluctuate in value and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations.


Securities rated BBB by S&P or Fitch or Baa by Moody's are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.



In addition, the market value of fixed income securities bears an inverse relationship to changes in market interest rates which may affect the net asset value of shares. The longer the remaining maturity of security, the greater is the effect of interest rate changes on its market value.


Investments in securities of foreign issuers may subject the Fund to different risks than those attendant to investments in securities of U.S. issuers such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. See "Description of Permitted Investments."


Given the uncertainty of the future value of emerging growth companies and companies in special equity situations, the risk of possible decline in the value of the Emerging Growth Fund's net assets are significant. Companies in which the Emerging Growth Fund invests may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack

 9

of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of emerging growth companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Fund's investments are significant.

INVESTMENT LIMITATIONS

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's assets.


2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements involving such securities, and provided further, that utilities as a group will not be considered to be one industry, and wholly-owned subsidiaries organized to finance the operations of their parent companies will be considered to be in the same industries as their parent companies.


3. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this prospectus and in the Statement of Additional Information.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

FUNDAMENTAL POLICIES

The investment objective and investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed with respect to a Fund without the consent of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

THE ADVISOR


The Trust and Union Capital Advisors (the "Advisor"), a division of Union Bank, have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Balanced, Value Momentum and Growth Equity Funds and continuously reviews, supervises and administers each Fund's investment program. The Advisor discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust's shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, the Advisor or Union Bank and are not guaranteed by the FDIC or any other governmental agency.


The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .60% of the average daily net assets of each of the Funds except the Advisor is entitled to a fee of .80% of the average daily net assets of the Emerging Growth Fund. Although the advisory fee for the Emerging Growth Fund is higher than

 10

advisory fees paid by other mutual funds, the Trust believes that the fee is comparable to the advisory fee paid by many other mutual funds with similar investment objectives and policies. The Advisor may from time to time waive all or a portion of its fee in order to limit the operating expenses of a Fund. Any such waiver is voluntary and may be terminated at any time in the Advisor's sole discretion.


For the fiscal year ended January 31, 1995, the Advisor was paid an advisory fee of .60%, .60%, .60% and .80% of the average daily net assets of the Growth Equity, Value Momentum, Balanced and the Emerging Growth Fund.


Union Capital Advisors, 445 S. Figueroa Street, Los Angeles, California 90071, operates as a separate division of Union Bank. In 1988, the former Union Bank was acquired by California First Bank, and the resulting bank changes its name to Union Bank. Each of the former banks or its predecessor bank had been in banking since the early 1900's and each historically has had significant investment functions within their Trust and Investment Divisions. Union Bank is a subsidiary of The Bank of Tokyo, Ltd., Tokyo.


Clyde N. Powers has served as portfolio manager of the Growth Equity Fund since its inception and he has served as co-portfolio Manager of the Balanced Fund since May 1995. Mr. Powers is a Vice President with the Advisor and has been with the Advisor and its predecessor since 1985. Richard Earnest has served as portfolio manager of the Value Momentum Fund since its inception. Mr. Earnest is a Vice President and Chief Investment Officer of the Advisor and has been with the Advisor and its predecessor since 1964. Carl J. Colombo has served as portfolio manager of the Balanced Fund since its inception and he has served as co-portfolio Manager of the Growth Equity Fund since May 1995. Mr. Colombo is a Vice President with the Advisor and has been with the Advisor and its predecessor since 1985.



At January 31, 1995, Union Capital Advisors managed $4.7 billion in individual portfolios and collective funds. The Advisor's clients range from pension funds, national labor union plans and foundations to personal investments and trust portfolios.


The Glass-Steagall Act restricts the securities activities of banks such as Union Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

THE SUBADVISOR

The Advisor and The Bank of Tokyo Trust Company (the "SubAdvisor") have entered into an investment subadvisory agreement relating to the Emerging Growth Fund (the "Investment SubAdvisory Agreement"). Under the Investment SubAdvisory Agreement, the SubAdvisor makes the day-to-day investment decisions for the assets of the Emerging Growth Fund, subject to the supervision of, and policies established by, the Advisor and the Trustees of the Trust. The Trust's shares are not sponsored, endorsed or guaranteed by and do not constitute obligations or deposits of the SubAdvisor or The Bank of Tokyo, Ltd., Tokyo and are not guaranteed by the FDIC or any other governmental agency.


The SubAdvisor is entitled to a fee which is calculated daily and paid monthly out of the Advisor's fee at an annual rate of .50% of the average daily net assets of the Emerging Growth Fund. For the fiscal year ended January 31, 1995, the SubAdvisor received .50% of the average daily net assets of the Emerging Growth Fund.


The Bank of Tokyo Trust Company, 100 Broadway, New York, New York 10005, operates as a wholly-owned subsidiary of The Bank of Tokyo, Ltd., Tokyo. The Bank of Tokyo, Ltd., Tokyo was established in 1946 and The Bank of Tokyo Trust Company was established as a New York state chartered bank in 1955. The Bank of Tokyo Trust Company has provided trust

 11

services since 1955 and asset management services since 1965.


The SubAdvisor has not previously served as the investment advisor to mutual funds. However, the SubAdvisor serves as portfolio manager to bank common funds, employee benefit funds and personal trust accounts, managing assets in money market, equity and fixed income portfolios. At December 31, 1994, Bank of Tokyo Trust Company managed $1.2 billion in individual portfolios and collective funds.


Seth E. Shalov has served as portfolio manager of the Emerging Growth Fund since its inception. Mr. Shalov has served as the SubAdvisor's Senior Portfolio Manager since October, 1988.

THE ADMINISTRATOR


SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with certain management services including all necessary office space, equipment, personnel, and facilities.



The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of .15% of Trust assets up to $1 billion, .12% of assets between $1 billion and $2 billion and .10% of assets over $2 billion. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Investment Class shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.


THE SHAREHOLDER SERVICING AGENT


SEI Financial Management Corporation serves as the transfer agent, dividend disbursing agent, and shareholder servicing agent for the Trust. Compensation for these services is paid under the Administration Agreement.


THE DISTRIBUTOR


SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation (SEI), and the Trust are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of the Trust upon not more than 60 days written notice by either party, or upon assignment by the Distributor.



The Investment Class has a distribution plan ("Investment Class Plan"). The Distribution Agreement and the Investment Class Plan adopted by the Investment Class Shareholders provide that the Investment Class shares of a Fund may bear the following distribution expenses: (1) the cost of prospectuses, reports to Shareholders, sales literature and other materials for potential investors; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of the Trust's shares including the Distributor's expenses for travel, communication, and compensation and benefits for sales personnel. In addition, the Trust pays the Distributor a fee of up to .40% of a Fund's Investment Class shares average daily net assets, of which a maximum of .25% may be used to compensate broker/dealers and service providers which provide administrative and/or distribution services to Investment Class Shareholders or their customers who beneficially own Investment Class shares. For the Funds' current year, the Distributor has agreed to waive any fees payable pursuant to the Plan, and the Distributor will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time at its sole discretion.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Funds may be made on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business. ("Business Days"). The minimum initial investment in a Fund is $2,000

 12

($1,000 for IRAs); however, the minimum investment may be waived in the Distributor's discretion. All subsequent purchases must be at least $1,000 ($500 for IRAs).

Purchase orders for shares will be executed at a per share price equal to the asset value next determined after the receipt of the purchase order by the Distributor plus any applicable sales charge. Payment of the purchase price is due no later than five business days after a purchase order is executed. The purchase price of shares of the Fund is the net asset value next determined after a purchase order is received and accepted by the Trust plus a sales charge. The net asset value per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of 1:00 p.m. Pacific time, on any Business Day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or its Shareholders to accept such order.

Shares of the Fund are offered only to residents of states in which the shares are eligible for purchase.

The following table shows the regular sales charge on Investment Class shares to a "single purchaser" (defined below) together with the dealer discount paid to dealers and the agency commission paid to brokers (collectively the "commission"):

                                        SALES
                            SALES       CHARGE AS
                            CHARGE     APPROPRIATE   COMMISSION
                             AS A      PERCENTAGE        AS
                          PERCENTAGE     OF NET      PRECENTAGE
                          OF OFFERING    AMOUNT      OF OFFERING
  AMOUNT OF PURCHASE        PRICE       INVESTED       PRICE
----------------------------------------------------------------
         0 - $ 49,999...     4.50%        4.71%         4.05%
$   50,000 - $ 99,999...     4.00%        4.17%         3.60%
$  100,000 - $249,999...     3.50%        3.63%         3.15%
$  250,000 - $499,999...     2.50%        2.56%         2.25%
$  500,000 - $999,999...     1.50%        1.52%         1.35%
$1,000,000 and over.....     0.60%        0.60%         0.54%

The commissions shown in the table apply to sales through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown above. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Investment Class shares of the Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

In calculating the sales charge rates applicable to current purchases of a Fund's shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased shares of the Fund and other funds of Union Investors Funds (the "Eligible Funds") which are sold subject to a comparable sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts for their minor children, (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age

 13

of such children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

LETTER OF INTENT. By initially investing at least $2,000 and submitting a Letter of Intent to the Distributor, a "single purchaser" may purchase shares of the Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter.

OTHER CIRCUMSTANCES. No sales charge is imposed on the Investment Class shares of the Fund: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor, for their own account or for retirement plans for their employees or sold to employees (and their spouses) of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of such employees' minor children); (iii) in aggregate purchases of $1 million or more by tax-exempt organizations enumerated in Section 501(c) of the Code, or employee benefit plans created under Sections 401, 403(b) or 457 of the Code;
(iv) sold to employees and families of the Advisor and its affiliates; (v) all fiduciary accounts of the Advisor and its affiliates; or (vi) purchased with proceeds from the recent redemption of shares of a mutual fund with similar investment objectives and policies for which a sales load was paid.

The waiver of the sales charge under clause (vi) applies only if the following conditions are met: the purchase must be made within 60 days of the redemption; the Distributor must be notified in writing by the investor, or his or her agent, at the time a purchase is made; and a copy of the investor's account statement showing such redemption must accompany such notice. The waiver policy with respect to the purchase of shares through the use of proceeds from a recent redemption above will not continue indefinitely and may be discontinued at any time without notice. Investors should contact the Distributor to confirm continued availability prior to initiating the procedures described in clause
(vi).


Shareholders who desire to redeem shares of the Trust must place their redemption orders prior to 1:00 P.M., Pacific time, on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received.


Neither the Trust's transfer agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes are genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone instructions if it does not employ these procedures. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

PURCHASES BY EXCHANGE

As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, shareholders of Investment Class shares of other funds of the Trust that have similar sales charges may tender their shares of those Funds for exchange into the number of shares (including fractional shares) which have a value equal to the total net asset value of shares tendered divided by the net asset value of Investment Class shares of the Fund next determined after such order is received. Shares issued pursuant to this offer will not be subject to the sales charge described above or any other

 14

charge. The Fund may modify or terminate this exchange offer at any time.

PERFORMANCE

From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment, for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Fund may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any sales charge, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.


A Fund may periodically compare its performance to the performance of: other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.


The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of Institutional Class shares will normally be higher than for Investment Class shares because the Institutional Class is generally not subject to distribution expense generally charged to the Investment Class shares.


TAXES



The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to provide a detailed explanation of the federal, state, or local income tax treatment of a Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.


TAX STATUS OF THE FUNDS:


Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net

 15

short-term capital loss) which is distributed to Shareholders.

TAX STATUS OF DISTRIBUTIONS:

A Fund will distribute substantially all of its net investment income (including net short-term capital gain) and net capital gain to Shareholders. Dividends from the Fund's net investment income will be taxable to Shareholders as ordinary income, (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits. Dividends paid by the Fund to corporate Shareholders will qualify for the deduction for dividends received by corporations to the extent derived from dividends received by the Fund from domestic corporations. However, the full amount of such dividends may be subject to the alternative minimum tax. Distributions of net capital gain do not qualify for the dividends-received deduction and are taxable to Shareholders as long-term capital gain, regardless of how long Shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.


With respect to investments in STRIPS, TR's, TIGR's and CATS, which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.


Dividends declared by a Fund in October, November, or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on the last day of December of that year, if paid by the Fund any time during the following January.


The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.



Income received on direct U.S. obligations is exempt from tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a Shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. A Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. Treasury obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular state.



A sale, exchange, or redemption of Fund Shares is a taxable transaction to the Shareholders.


GENERAL INFORMATION

THE TRUST


The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated October 16, 1990. The Declaration of Trust permits the Trust to offer separate portfolio of shares and different classes of each fund. In addition to the Funds, the Trust consists of the following funds: Treasury Money Market Fund, Money Market Fund, California Tax-Free Money Market Fund, Intermediate-Term Bond Fund, California Tax Free Bond Fund, Limited Maturity Government Fund, Blue Chip Growth Fund, Convertible Securities Fund, Government Securities Fund and International Equity Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds.


The Trust pays its expenses, including audit and legal expenses, expenses of preparing and printing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial

 16

services and registering the shares under federal and state securities laws, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses. Please refer to "Financial Highlights" in this Prospectus for more information regarding the Trust's expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to such fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon the written request of Shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will be provided with Shareholder communication assistance in connection with such matters.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to the Administrator, SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of a Fund is distributed in the form of monthly dividends to Shareholders. Currently, capital gains of a Fund, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the change.

Dividends and distributions of a Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The dividends payable on Investment Class shares will be less than dividends payable on Institutional Class shares because of the distribution expenses charged to Investment Class shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS


Morgan, Lewis & Bockius serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.


CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, PA 19101 (the "Custodian") acts as Custodian of the assets of the Fund. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended.

DESCRIPTION OF PERMITTED INVESTMENTS


The following is a description of the permitted investments for the Funds:


AMERICAN DEPOSITARY RECEIPTS (ADRs)-- Each Fund may purchase ADRs. ADRs are receipts typically issued by a U.S. financial institution that evidence ownership of underlying securities issued by a foreign issuer.

 17

BANKER'S ACCEPTANCE--A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT--A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER--Unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.


CONVERTIBLE BONDS--Each Fund may purchase Convertible Bonds which are convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible bonds tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.



CONVERTIBLE PREFERRED STOCK--Each Fund may invest in Convertible Preferred Stock, a class of capital stock that pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible preferred stock tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying common stock. The value of convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.



DERIVATIVES--Derivatives are securities whose value is derived from an underlying contract, index or security, or any combination thereof. This includes: futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.


FUTURES AND OPTIONS ON FUTURES--The Balanced Fund and Emerging Growth Fund may invest in futures and options on futures. Some futures strategies, including selling futures, buying puts and writing calls, reduce the Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

Options and futures can be volatile instruments, and involve certain risks that if applied at an inappropriate time, could negatively impact a Fund's return.


INVESTMENT GRADE BONDS--Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service, Inc.


LOAN PARTICIPATIONS--The Balanced Fund may invest in Loan Participations, which are interests in

 18

loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest except to the extent a purchasing Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.


OPTIONS--Each Fund, except the Value Momentum and Growth Equity Funds, may purchase options with respect to securities that are permitted investments and each Fund, including the Value Momentum and Growth Equity Funds may write covered call options. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.


In addition, each Fund may buy options on stock indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction"--the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

There are risks associated with such investments including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


REPURCHASE AGREEMENTS--Agreements by which a person obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its rights to dispose of the collateral securities or if the Fund realizes a loss in the sale of the collateral securities. Repurchase agreements are considered loans

 19

under the Investment Company Act of 1940, as amended.


RULE 144A SECURITIES--Each Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities that have not been registered under the Securities Act of 1933 but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of Rule 144A Securities. The Board of Trustees of the Trust has established guidelines and procedures to be utilized to determine the liquidity of such securities.



SECURITIES LENDING--In order to generate additional income, each Fund may lend the securities in which it is invested, pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies or any combination of cash and such securities as collateral equal to 100% of the market value at all times of the securities lent. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.



SECURITIES OF FOREIGN ISSUERS--Each Fund may purchase U.S. dollar denominated securities of foreign issuers. There may be certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, including less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable U.S. securities. The Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to distributed to shareholders by a Fund.



STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRs")--The Emerging Growth Fund may acquire SPDRs which are interests in a unit investment trust holding a portfolio of securities linked to the S&P Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P Index. For further information regarding the Fund's investment in SPDRs, see the Statement of Additional Information.



TIME DEPOSIT--A non-negotiable receipt issued by a U.S. or foreign bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.



U.S. GOVERNMENT AGENCY SECURITIES-- Certain Federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The

 20


issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA).



U.S. TREASURY OBLIGATIONS--Bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").



RECEIPTS--Interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's") "Treasury Investment Growth Receipts" ("TIGR's") and "Certificates of Accrual on Treasury Securities" ("CATS").



STRIPS, TR'S, TIGR'S and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying securities. See also "Taxes."



VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations purchased by the Balanced Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.



SECURITIES ISSUED ON A FORWARD BASIS OR WHEN-ISSUED SECURITIES--The Balanced Fund may purchase securities subject to settlement on a future date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes, real or anticipated, in market interest rates and the public's perception of the creditworthiness of the issuer and will have the effect of leveraging the Fund's assets. A Fund will establish one or more segregated accounts with the Custodian, and the Fund will maintain liquid assets in such securities in an amount at least equal in value to the Fund's commitments to purchase when-issued securities.


WARRANTS--The Growth Equity Fund, Value Momentum Fund and Balanced Fund may purchase warrants which are securities that entitle the holder to buy a proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are commonly freely transferable and are traded on the major stock exchanges.

TABLE OF CONTENTS
--------------------------------------------------------


Summary..........................................      2
Shareholder Transaction Expenses.................      3
Financial Highlights.............................      4
The Trust........................................      5
Investment Objectives............................      5
Investment Policies..............................      5
Risk Factors.....................................      8
Investment Limitations...........................      9
Fundamental Policies.............................      9
The Advisor......................................      9
The SubAdvisor...................................     10
The Administrator................................     11
The Shareholder Servicing Agent..................     11
The Distributor..................................     11
Purchase and Redemption of Shares................     11
Purchases by Exchange............................     13
Performance......................................     14
Taxes............................................     14
General Information..............................     15
Description of Permitted Investments.............     16

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


      INVESTMENT ADVISOR:

      UNION CAPITAL ADVISORS(R)
      A DIVISION OF UNION BANK

      SUB ADVISOR:

      THE BANK OF TOKYO TRUST COMPANY
      EMERGING GROWTH FUND

      DISTRIBUTOR:

      SEI FINANCIAL SERVICES COMPANY

                                           EQUITY FUNDS



                                           I N V E S T M E N T  C L A S S



                                           BALANCED FUND

                                           VALUE MOMENTUM FUND

                                           GROWTH EQUITY FUND

                                           EMERGING GROWTH FUND

                                           THESE SECURITIES
                                           ARE NOT OBLIGATIONS
                                           OR DEPOSITS OF
                                           UNION BANK AND
                                           ARE NOT INSURED
                                           BY THE FDIC.



                                           [LOGO]

                                           A  FAMILY  OF  MUTUAL  FUNDS


                  84861-B (REV. 6/95)